Kurv SK hynix Enhanced Income ETF
(Ticker: SKH)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

July 10, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 9, 2026 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.kurvinvest.com/etf/SKH. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv SK hynix Enhanced Income ETF (the “Fund”) seeks to maximize total return.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year. Acquired Fund Fees and Expenses are estimated to be under 0.005% of Fund assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund seeks to primarily invest under normal circumstances in common stock of SK hynix Inc. commonly known as SK hynix (“SKHYNIX” or “Underlying Security”), American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) with respect to SKHYNIX (“SKHYNIX Depository Receipts”) and/or derivative instruments on SKHYNIX or SKHYNIX Depository Receipts, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

SKHYNIX Depository Receipts and derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. SKHYNIX Depository Receipts and derivatives used by the Fund are expected to produce a significant portion of the Fund’s returns. The Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities as well as ETFs on such instruments and options on such ETFs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETFs primarily investing in preferred securities. The Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

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The Fund primarily uses swaps and option contracts on the Underlying Security or SKHYNIX Depository Receipts, including FLEX options, to gain exposure to the Underlying Security. The value of option or swap contracts on the Underlying Security or SKHYNIX Depository Receipt should closely track changes in the Underlying Security’s prices.

The Fund may enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Underlying Security or SKHYNIX Depository Receipt. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Underlying Security or SKHYNIX Depository Receipt.

The Fund may also gain long exposure via purchasing shares of the Underlying Security or SKHYNIX Depository Receipts or creating a synthetic long position. To achieve a synthetic long exposure, the Fund may gain exposure through buying call options of the Underlying Security or SKHYNIX Depository Receipts and, simultaneously, sells put options of the Underlying Security or SKHYNIX Depository Receipts with the same expiries and strike prices to try to replicate the price movements of the Underlying Security or SKHYNIX Depository Receipts. The combination of the long call options and sold put options seek to provide the Fund with investment exposure to the Underlying Security or SKHYNIX Depository Receipts for the duration of the application option exposure. The synthetic long position to the Underlying Security or SKHYNIX Depository Receipts will not exceed 200% of net asset value.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security, SKHYNIX Depository Receipts or derivatives on the Underlying Security or SKHYNIX Depository Receipts. Additionally, for the purposes of complying with its 80% investment policy, the Fund will use the notional value of the derivatives it holds.

The Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the Fund may employ various option strategies to generate income and/or to preserve capital. Example of strategies are:

Covered Call Writing

As part of its strategy, the Fund may write (sell) call option contracts on the Underlying Security or SKHYNIX Depository Receipts to generate income. If the Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security or SKHYNIX Depository Receipt’s call option contracts will limit the Fund’s participation in the appreciation in the Underlying Security or SKHYNIX Depository Receipt’s price. If the price of the Underlying Security or SKHYNIX Depository Receipts increases, the above-referenced synthetic and/or holding the Underlying Security or SKHYNIX Depository Receipts directly would allow the Fund to experience similar percentage gains. However, if the Underlying Security or SKHYNIX Depository Receipt’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security or SKHYNIX Depository Receipts exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security or SKHYNIX Depository Receipts and the sold (short) the Underlying Security or SKHYNIX Depository Receipt’s call positions) will limit the Fund’s participation in gains in the Underlying Security or SKHYNIX Depository Receipt’s price beyond a certain point.

When the Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security, however, the Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

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Uncovered Call and/or Put Writing

The Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security or SKHYNIX Depository Receipts. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the Underlying Security or SKHYNIX Depository Receipts to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

The Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The Fund may write (sell) call or put spreads instead of than stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security or SKHYNIX Depository Receipt’s share price, while still generating net premium income. In a call option spread, the Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from of the Underlying Security or SKHYNIX Depository Receipt’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The Fund may purchase out-of-the-money protective put options to seek to limit loss from its Underlying Security or SKHYNIX Depository Receipt share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The Fund may purchase call options to seek to gain price appreciation from the Underlying Security or SKHYNIX Depository Receipt’s share price. The cost of the purchase may reduce the income generated in the portfolio.

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The Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security or SKHYNIX Depository Receipt may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the Fund with a view toward enhancing the Fund’s total return.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis. The G10 currencies are ten of the most heavily traded and liquid currencies in the world and consist of the Euro, Pound Sterling, Australian Dollar, New Zealand Dollar, US Dollar, Canadian Dollar, Swiss Franc, Norwegian Krone, Swedish Krona and Yen.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives, may be invested in Fixed Income Instruments and Preferred Securities Instruments. The Fund may also enter into reverse repurchase agreements. The Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Additionally, with respect to such investments, the Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the Fund will be concentrated in the industry or group of industries to which SK hynix Inc. (together with its affiliates, "SKHYNIX") is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which SKHYNIX is assigned).

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Information About SK hynix Inc.

SKHYNIX engages in the manufacture, distribution, and sale of semiconductor products worldwide. The company was founded in 1949 and is headquartered in Icheon-si, South Korea. SKHYNIX offers memory semiconductor products, including DRAM, NAND flash, multi-chip package, etc.; and system semiconductors, such as CMOS image sensors, etc. Its products are used in server, networking, mobile, personal computer, consumer, and automotive applications. The company was formerly known as Hynix Semiconductor Inc. and changed its name to SK hynix, Inc. in March 2012. SKHYNIX is listed on the Korea Exchange.

As of the date of this prospectus, the American Depositary Shares of SK hynix Inc. are not yet listed on a U.S. national securities exchange, and SK hynix Inc. is not yet subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). SK hynix Inc.’s common shares are currently listed and traded on the Korea Exchange (“KRX”) under the identification code 000660. Securities traded on foreign exchanges may be subject to different reporting standards, regulatory oversight, settlement practices, and investor protections than securities traded in the U.S. Information regarding SK hynix Inc. may be obtained from publicly available sources, including but not limited to, the company’s website, filings with the Financial Supervisory Service of South Korea, press releases, newspaper articles and other publicly disseminated documents.

The American Depositary Shares of SK hynix Inc. have been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement on Form F-1 filed with the Securities and Exchange Commission (SEC File No. 333-296987). Upon listing on a U.S. national securities exchange, SK hynix Inc. will also become subject to the reporting requirements of the Exchange Act and will be required to file periodic reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission about SK hynix Inc. can be located through the Securities and Exchange Commission’s website at www.sec.gov. SKHYNIX is expected to commence its initial U.S. listing on the Nasdaq Global Select Market on or about July 10, 2026.

The Fund has derived all disclosures contained in this document regarding SK hynix Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SK hynix Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SKHYNIX or SKHYNIX Depository Receipts have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SK hynix Inc. could affect the value of the Fund’s investments with respect to SKHYNIX and therefore the value of the Fund. Lastly, neither the Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations investors as to the performance of SKHYNIX.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

Principal Risks Of Investing In The Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

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SKHYNIX Investing Risks: The Fund will have significant exposure to SK hynix Inc. through its investments in SKHYNIX, SKHYNIX Depository Receipts and derivative investments that utilize SKHYNIX or SKNYNIX Depository Receipts as the reference asset. Accordingly, the Fund will subject to the risks of SKHYNIX, set forth below.

SKHYNIX Issuer-Specific Risks. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The Fund’s performance depends on the performance of SKHYNIX. The price of SKHYNIX can be affected by a number of factors. Investing in SKHYNIX involves a high degree of risk. For example, SKHYNIX operates in a rapidly changing, highly competitive industry. Returns depend in part on SKHYNIX’s ability to develop, deploy, and commercialize advanced memory and storage solutions, manage substantial research and manufacturing costs, and successfully differentiate its products. SKHYNIX faces intense competition from large, well-capitalized technology companies, emerging semiconductor firms, and global competitors. SKHYNIX relies on specialized hardware, raw materials, and complex supply chains; disruptions, capacity constraints, or cost increases could adversely affect its operations. SKHYNIX is subject to evolving regulatory scrutiny related to international trade, data protection, intellectual property, and industrial policy, and adverse regulatory developments could impose significant costs or restrict its business model. Real or perceived defects or supply shortages in SKHYNIX’s products could result in reputational harm, legal liability, or loss of customers. SKHYNIX may experience fluctuations in revenue growth or profitability due to continued investment requirements, cyclicality in the semiconductor market, and global economic uncertainty. Any of these factors may materially and adversely impact the price of SKHYNIX shares, increase volatility, and negatively impact the performance of the Fund.

SK hynix Inc. is a South Korean publicly traded company. The market value of its shares may fluctuate considerably due to factors such as global demand for semiconductors, changes in technology standards, and the cyclic nature of the memory industry. Investments in shares of a company that trade on international exchanges involve risks including market risk, liquidity risk, and currency fluctuations. SKHYNIX has historically experienced periods of significant volatility. Such price movements should be expected to persist. The price of SKHYNIX shares could continue to be volatile and could decline in value significantly in the future. Any of these factors may materially and adversely impact the price of SKHYNIX, increase the volatility of an investment in SKHYNIX and have a negative impact on the performance of the Fund.

As of the date of this prospectus, SKHYNIX is not currently listed in the United States nor is there an ADR for SKHYNIX. There is, however, a GDR for SKHYNIX traded on the Deutsch Bourse. SKHYNIX is expected to commence its initial U.S. listing on or about July 10, 2026.

Indirect Investment Risk. SKHYNIX Inc. is not affiliated with the Trust, the Fund, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund, the Adviser or any affiliate are not responsible for the performance of SKHYNIX and make no representation as to the performance of SKHYNIX. Investing in the Fund is not equivalent to investing in SKHYNIX. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SKHYNIX.

Foreign Issuer Exposure Risk. The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as swaps. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Semiconductors and Semiconductor Equipment Industry Risks. The Semiconductors and Semiconductor Equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder on the companies’ ability to successfully deploy their inventories. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

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South Korea Investment Risks. Investments in securities of South Korean issuers such as the Reference Issuer involve risks that are specific to South Korea, including certain legal, regulatory, political, economic, currency and security risk. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the Korean economy as a whole. The Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China).

Large Capitalization Companies Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Derivatives Risk: The risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instruments may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Depository Receipt Risk:. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political, economic, regulatory, diplomatic, and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

SKHYNIX is expected to commence its initial U.S. listing on or about July 10, 2026. The market value of the ADRs may fluctuate considerably immediately following the U.S. listing and for a period of time thereafter. The ADRs may experience abnormal returns and volatility during this period. Such returns should not be expected to persist. The price of the ADRs could continue to be volatile and could decline in value significantly in the future. Any of these factors may materially and adversely impact the price of the ADRs, increase the volatility of an investment in the ADRs and have a negative impact on the performance of the Fund.

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Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If this occurs, it could result in a reduction in the NAV of the Fund and could impair the Fund's ability to achieve its investment objective. The counterparty risk associated with the Fund's investments will be greater if the Fund uses only a limited number of counterparties. If there are only a couple of potential counterparties, the Fund, subject to applicable law, may enter into transactions with as few as one counterparty at any time.

Swaps Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security or SKHYNIX Depository Receipts. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security or SKHYNIX Depository Receipts. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk:~~.~~ The Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security or SKHYNIX Depository Receipts. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security or SKHYNIX Depository Receipt’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security or SKHYNIX Depository Receipt’s share price, changes in interest rates and the remaining time to until the FLEX Options expire.

Call Risk: The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: The risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: The risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Equity Risk: The risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

•	Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred securities and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.
•	Preferred Securities. A preferred security is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred securities have preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred security may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Because preferred securities represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.

Exchange-Traded Fund (ETF) Structure Risk: The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

•	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
•	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
•	Trading Issues: In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
•	Absence of Active Trading Market Risk: An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: The risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Geographic Concentration Risk. Investment in and/or exposure to securities of a single issuer involves risks that may be greater than if the Fund’s investments were more geographically diverse. Political and economic conditions and changes in regulatory, tax, or economic policy in the relevant country or region could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. These and other factors could have a negative impact on the Fund’s performance.

High Yield Risk: The risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: The risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leveraging Risk: The risk that certain transactions of the Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: The risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: The risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk: The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

New Fund Risk:  The risk that a new fund’s performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk: The Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Short Exposure Risk: The risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Small Fund Risk:  The risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: The risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. The use of derivatives, such as call options, may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance:

Because the Fund has not yet launched, the performance section is omitted. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.kurvinvest.com.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since inception July 2026) serves as portfolio manager for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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